Dear Fellow Shareholders:

   We are pleased to report that for the 12 months ended July 31, 1998, the Domini Social Equity Fund rose 21.58%, while the Standard & Poor's 500 rose 19.34%./1/

   As a socially responsible index fund, our fund attempts to reflect the per-formance of the market for U.S. equities that a social investor might invest in. During the past 12 months, our portfolio benefited from several broad mar-ket trends, but most importantly from an investing public seeking companies with greater earnings predictability as the fiscal crisis in the Pacific Rim began to be felt by our own markets. We also benefited from our avoidance of tobacco stocks and emphasis on companies that produce consumer goods. These past 12 months have been volatile and difficult for investors, as compared to the prior fiscal year. Nonetheless, both the market and our fund enjoyed total returns to qualify this as another prosperous year.

   The successful track record of the Domini Social Equity Fund has not passed unnoticed. This year, our fund was awarded Morningstar's prestigious five star overall rating and was also awarded five stars for the three and five year pe-riods (rated among 2,545 and 1,462 domestic equity funds for the three and five year periods ended 6/30/98, respectively)./2/ As of 6/30/98, our fund was the only fund in Morningstar's socially conscious category to have received an overall five star rating as well as five stars for the three and five year pe-riods. The Fund was also one of three index funds and the only socially screened fund selected for inclusion in Money Magazine's list of the 100 "World's Best Mutual Funds" for 1998./3/ Most recently, we appeared on Fortune Magazine's Best Mutual Fund list./4/ We are extremely pleased with this public recognition of our work and for the publicity it brings to socially responsi-ble investing.

   Each year our annual report to shareholders provides me with an opportunity to review both new trends in the field of socially responsible investing, and our response to them. This year we will be profiling several smaller companies with particularly innovative policies. We choose to share these stories with you as a means of communicating an important emerging facet of socially re-sponsible investing--the search for leaders.

   Increasingly, socially responsible investing is being recognized for its vital role as a strategic building block in the larger, corporate accountabil-ity debate. Using our investment dollars, we build the research infrastructure that continuously evaluates and reevaluates the impact of corporate behavior on society. As shareholders, we own many of the mightiest companies on the planet and we maintain a regular dialogue with them in order to produce a com-prehensive benefit not only for ourselves, but for all stakeholders. These stakeholders include customers, communities, suppliers and the natural envi-ronment in which we live.

   Over the past several years a dynamic new voice has been raised that high-lights an additional role for social investors to play. Our shareholders, along with other socially responsible investors and, perhaps most importantly, corporations, are seeking models in companies that in some way provide ex-traordinary examples of what a corporation can do. Many American companies can point with pride to the forward looking policies they have initiated, creating value for their stakeholders while also enhancing their corporate missions and even their bottom lines. But it is in smaller companies that the dramatic impact of model corporate behavior can best be seen.
   It is my own belief that a just and sustainable economic system can and must exist if my children's children are to be allowed to age with grace. Responsi-ble management teams will continuously find ways to improve, but models help us all to recognize what can be done. We are pleased to share with you some par-ticularly interesting programs some of our portfolio's smaller companies have in place.


   The year ending July 31, 1998 was an exciting one for the Domini Social Eq-uity Fund. We were recognized repeatedly as one of the best mutual funds in America. Our shareholders continued to tell friends and families about us in record numbers. Our message, one of increased corporate responsibility, has continued to spread. Your validation of our recommendation to create a new man-agement company has allowed us to move to a whole new level of shareholder ser-vicing, outreach and advocacy. Thank you for your decision to become a member of the Domini Social Equity Fund family. We look forward to serving you throughout the years ahead.

  Very truly yours,

/s/ Amy L. Domini
    Amy L. Domini

  P.S. If you have not yet done so, please visit our website at www.domini.com to learn more about the Fund and socially responsible in-vesting.

/1/THE PERFORMANCE INFORMATION QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT
   INDICATIVE OF FUTURE RESULTS. Average annual total return for the Domini Social Equity Fund for the five year period and the period since inception (6/3/91) as of July 31, 1998 was 22.44% and 18.63%, respectively. Average annual total return for the S&P 500 for the five year period and the period since the Fund's inception (6/3/91) as of July 31, 1998 was 22.89% and 18.80%, respectively. The S&P 500 Index is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks and does not pay expenses. An investment cannot be made directly in an index. Return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/2/PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Overall rating is based on 3 and 5 year weighted average risk adjusted performance as of 6/30/98. Ratings are subject to change monthly. Morningstar ratings are calculated from the fund's 3- and 5-year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in an investment category receive five stars.

/3/Money Magazine, June, 1998, "The Money 100: The World's Best Mutual Funds."
   The Fund is listed among 35 funds in the Large--Cap category. The Money 100 was assembled by an editorial staff at Money Magazine, based on consistency score (derived from a fund's performance ranking within its category for rolling three year periods over the past five years), and subjective evaluations of management, expenses, asset flows and interviews with financial planners, fund experts and fund managers.

/4/Fortune Magazine, August, 1998, "The Best Mutual Funds." The Fortune list was compiled based on average annual returns for the five year period ended 6/30/98, net of annual expenses, brokerage costs and sales loads. The Fund was listed among 25 funds in the Growth and Income category.

  All the companies whose stock is held in the Domini Social Index Portfolio ("DSIP") portfolio meet multiple standards for corporate accountability. We avoid companies in the business of manufacturing alcohol and tobacco products as well as those that provide gambling services or equipment. We seek to avoid companies that sell weapons or are in the nuclear power industry. In addition, we evaluate a company's social profile by weighing both strengths and weakness in the areas of community impact, employee relations, the environment, product safety and usefulness, non-U.S. operations and diversity.

  The following sampling of some of the smaller companies in our portfolio highlights some impressive achievements in the areas of community impact, em-ployee relations, the environment, diversity and product safety and useful-ness.

COMMUNITY

  We seek companies with innovative and generous charitable giving programs with a particular emphasis on programs promoting economic and social justice. In evaluating the level of a firm's generosity, we look for companies that have consistently given over 1.5% of trailing three-year net earnings before taxes to charity, or have otherwise been notably generous in their giving.

  GRACO, INC. manufactures and markets a wide range of fluid handling products for the industrial and commercial markets, including specialized pumps, regu-lators, valves, atomizing devices, and painting and cleaning equipment. In fiscal year ("FY") 1997, the company donated 2.44% ($1,300,000) of trailing three-year net earnings before taxes (NEBT) to charity. Graco has a stated goal of contributing 5% of U.S. pretax profits in cash and in-kind giving to charity each year, focusing on human services in communities where the company has facilities. In the mid-1970s, David Koch, Graco's former CEO, and a cur-rent member of Graco's Board, was instrumental in creating the Minnesota 5% Club. Corporations that join the club pledge to contribute 5% of pretax prof-its to charity each year. The 5% club was one of the first of its kind in the U.S. and has served as a model for similar organizations in other cities and states. As of July 31, 1998, Graco, Inc. represented .014% of the DSIP.

  OSHKOSH B'GOSH manufactures and markets children's clothing and work apparel for adults. In FY 1996, the company donated 2.4% ($340,000) of average trail-ing three-year net earnings before taxes (NEBT) to charity. In FY 1997, the company made $350,000 in cash gifts to charity. Oshkosh B'Gosh's charitable giving program focuses on children. In February 1998, the company told Kinder, Lydenberg, Domini & Co.("KLD") that in FY 1997 it supported the Boys and Girls Club, the Child Welfare League of America, and Kids in Distressed Situations
(KIDS). The company's CEO Doug Hyde is a past president of KIDS. The company also told KLD that it donated approximately 25,000 garments to charitable or-ganizations, including KIDS. As of July 31, 1998, Oshkosh B'Gosh represented
 .008% of the DSIP.

  UNITED AMERICAN HEALTHCARE CORPORATION provides management and consulting services, primarily to health maintenance organizations (HMOs) owned by the company in Michigan, Tennessee, and Florida. In Michigan and Tennessee its op-erations are known primarily as Omnicare Health Care. In Florida the firm op-erates Ultramedix Healthcare Systems and United American of Florida. The com-pany primarily serves Medicaid recipients and was among the companies that pi-oneered the development of cost control and management for Medicaid services. One of the firm's fundamental business strategies is to reduce health care costs by providing preventative and home health care services to the economi-cally disadvantaged. As of November 1997, four of the company's five senior line executives were African Americans, including the CEO.

  The firm has endowed the United American Healthcare Foundation, established to encourage minorities to enter the medical profession. In FY 1995, 1996, and 1997 the company contributed $150,000 to the foundation. At several universi-ties around the

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country, including Wayne State and Morehouse, the Foundation has funded five full four-year scholarships for minority students hoping to become doctors or registered nurses. United American is also a strong supporter of African Amer-ican art. For its corporate headquarters, through 1996, it had purchased ap-proximately $250,000 in art by contemporary African American artists. In the past, the firm has sponsored numerous volunteer programs in inner city Detroit and donates to other charities including the March of Dimes, the American Red Cross, and the Detroit Institute of Art. As of July 31, 1998, United American Healthcare Corporation represented .001% of the DSIP.

  WHOLE FOODS MARKET, INC. owns and operates natural foods supermarkets in 17 states, operating under the names Whole Foods Market, Fresh Fields, Bread and Circus, and Wellspring Grocery. In FY 1995, the company donated approximately 8.11% ($790,000) of trailing three-year net earnings before taxes (NEBT) to charity. This figure is up from $500,000 the previous year, due largely to the company's increase in net income since 1993. In 1997, the company reported that it donated approximately $1 million in combined cash and in-kind dona-tions. The company has a policy to contribute a minimum of 5% of after-tax earnings in cash and goods to charity each year. Charitable contributions are made primarily at the store level so that they can directly benefit local com-munity groups that make up the store's customer base. The company offers 20 hours of paid time-off per year for community service. Whole Foods has a "five percent day" program whereby its stores designate a nonprofit organization to receive 5% of the net sales of that day. Organizations supported include the AIDS Action Committee, American Indian Family, Foundation for Children with AIDS, Habitat for Humanity, National Museum of Women in Arts, New England Ani-mal Action, Rainforest Action Network, and the Boston Coalition for Gay, Les-bian, Bisexual & Transgendered Youth. Whole Foods is part of Chefs Collabora-tive 2000, a national network of well-know chefs working to promote sustain-able food choices. As part of the network, the company hosted a tasting and demonstration series, proceeds of which will help make a video to educate children regarding food, culture, and sustainable food choices. The company's payroll deduction plan includes Environmental Fund of Texas, Another Way, In-ternational Services Agencies, Black United Fund of Texas, United Way, and others. As of July 31, 1998, Whole Foods Market, Inc. represented .029% of the DSIP.

EMPLOYEE RELATIONS

  We seek companies with a commitment to worker involvement/ownership through employee stock ownership, cash profit sharing and employee participation in management decision-making. We also look for companies with histories of fair labor negotiations and strong retirement benefits.

  BALDOR ELECTRIC COMPANY manufactures and markets electric motors and indus-trial control systems, including electronic servo drives which can be pro-grammed to control robotics and machine tools, and other products such as in-dustrial grinders, buffers, and dental polishing lathes. In 1996 the board of directors voted to expand the company's employee stock option grant program to include all employees, not just salaried employees. Options were distributed under the plan in 1997. The number of options granted each employee was based on years of service. A March 1995 Forbes article commented that "Baldor is one of those companies that do several things very well." In the article, chairman Roland Boreham attributes Baldor's success to its employee training and qual-ity programs. At the company's 1994 annual meeting, CEO R. L. Qualls stated the company's goal is to provide one hour of training per week per employee. Since 1992 the firm has spent an average of $677 per employee ($2 million) an-nually for employee education and training. For employees lacking basic liter-acy and math skills, Baldor provides education opportunities. Its goal is to achieve 8th-grade-level skills for all its employees. In January

1998, Baldor was included on Fortune magazine's list of "The 100 Best Compa-nies to Work for in America." A 1992 Fortune magazine article reported that in 1991, rather than lay off workers in a difficult period of recession, the com-pany went to four-day workweeks for seven weeks. One of Baldor's plants was among those profiled in 1995 by the Department of Labor's Best Practices Clearinghouse. The company's retirement program is funded through a profit sharing plan that contributes 12% of Baldor's pretax earnings to all partici-pants based on compensation. In addition, the employees may contribute to a 401(k) savings plan through which the firm matches 25% up to 4% of compensa-tion. As of March 1998, employees owned 10% of the company's stock through the profit sharing and savings plans. As of July 31, 1998, Baldor Electric Co. represented .016% of the DSIP.

  HANNAFORD BROS. CO. owns and operates supermarkets in New England under the names Shop 'n Save and Hannaford Food and Drug Superstores. It also operates the Wilson's Supermarkets chain of stores in Virginia, North Carolina, and South Carolina, and a trucking and food distribution subsidiary. As of 1996, the company distributed profits annually to executives and a substantial num-ber of full time employees. This program pays out regularly and approximately 1,000 of its employees are eligible for the plan. At its retail stores, the company has also instituted gainsharing programs, where a portion of costs saved due to employee suggestions are passed on to employees. In 1990 the com-pany pioneered a new team management philosophy whereby 120 employees work in five teams virtually without management supervision. The firm has begun simi-lar experiments at several of its retail supermarkets. Its new store in Con-cord, New Hampshire, is run entirely by self-directed teams. The company of-fers a variety of employee-involvement programs, as well as a "Customer Counts" program that aims at promoting better customer service. Hannaford re-cently began offering certain items in bulk quantities at its retail stores, items priced at club store levels. Hannaford has an associate referral program called "BreadWinner," which rewards employees for referring qualified candi-dates who are eventually hired. In August 1996, the company stopped selling eggs from a large egg producer in Maine, when it learned that the producer was facing a $3.6 million OSHA fine for worker safety violations. As of July 31, 1998, Hannaford Bros. Co. represented .037% of the DSIP.

  LUBY'S CAFETERIAS, INC. owns and operates 232 cafeterias in the southern United States. Luby's has a cash profit sharing program available to all em-ployees over the age of 21 and with at least one year of service. The firm's contributions to this program are contingent on whether the company meets cer-tain minimum net income standards. In FY 1997 and 1996, the company distrib-uted $1.5 million and $5.1 million, respectively, under this plan. All compen-sation for managers is based on profit. Although the company does not pay its store managers a salary, it does guarantee a minimum salary. This program ena-bles Luby's managers to earn far more than the industry's average wage: on av-erage, in excess of $100,000 per year. The company reports that at some stores bonuses tied to store performance extend down to hourly employees. The company's notably autonomous restaurant managers set their own menus and are responsible for hiring and training of employees. The company has a reputation for promoting from within. Most of the company's senior management team was drawn from its restaurant managers. In 1995 the company reported that it hired 169 employees from its management training program. The program is approxi-mately three months long. One week is spent in class-room training at corpo-rate headquarters and the remainder of the time in cafeterias. In 1995 the firm created a series of "satellite" training schools at several cafeterias. In 1996 it launched a program called Career 2000 to improve its management training and human resources initiatives. The average Luby's manager has worked for the company for 15 years. Of its 190 cafeteria managers in 1995, 156 had been with the company for at least ten years. As of July 31, 1998, Luby's Cafeterias, Inc. represented .006% of the DSIP.

  NORTHWEST NATURAL GAS CO. (NNG) is principally engaged in the distribution of natural gas (90% of FY 1996 revenues), a fuel with significant environmen-tal advantages over oil and coal, to western Oregon, including the metropoli-tan Portland area. The company also has investments in alternative energy pro-jects, including wind, solar and hydroelectric power. NNG and the union repre-senting its employees enjoy a uniquely stable and innovative relationship. In March 1997, the union and the company agreed to a new collective bargaining agreement, to last for seven years. Under the agreement, no regular employee who was employed prior to April 1997 will be laid off, and benefits will be maintained at the April 1997 level. The agreement continues a "joint accord" partnership that began in 1989 and was renewed in 1992, which obligates labor and management to create more flexible work rules, a more efficient workplace, and to improve customer service. The company's last major strike was in 1977. In 1989, the union negotiated Key Goals, a gainsharing plan for all bargaining and nonbargaining employees (the firm now has a separate plan for nonbargain-ing employees, based solely on profitability). Since 1995, the plan has had five goal areas: profitability-utility earnings per share; customer satisfac-tion based on survey results; return on new residential customers; productiv-ity in serving customers; and market share. Each year the company reviews its performance against set benchmarks within each of the goal areas and deter-mines the award to be given to all employees. In 1996, all employees received the maximum award of 5.5% of their base compensation. In 1997, all employees received an award equal to almost 3% of their base compensation, representing a total award of $2.76 million. In February 1998, the company told KLD that the lower award was due to decreased profitability, which it attributed to warmer weather.

  The company was profiled in 1995 by the Department of Labor's Best Practices Clearinghouse. The company has union representation at the monthly executive staff meeting, and union members consti-tute two thirds of the company's labor relations team (LRT), which monitors employee issues on a daily basis. The LRT, executives, and middle management representatives meet once a month to discussemployee issues and share information on company activities. The min-utes from these meetings are distributed to all employees within two days. Data on company finances, customers, and general operations are shared with employees. Information on the company's key goals, which measure customer sat-isfaction, increased productivity, cost control, capital construction, and the amount of earnings per share is shared with all employee work groups once a month. NNG's CEO and president visits each of the company worksites once a year to answer employee questions. The company also has a bimonthly newsletter in which management answers anonymous questions submitted by employees. Em-ployee teams from the LRT were involved in establishing the performance ap-praisal system. In some of the company's departments all levels of employees are allowed to participate in the interviewing of potential employees. For substantially all of its employees, the company has a defined benefit pension plan. In addition, its retirement options include a 401(k) savings plan through which the firm matches in cash 50% of employee contributions up to 4% of base compensation. As of July 31, 1998, Northwest Natural Gas Co. repre-sented .013% of the DSIP.

ENVIRONMENT

  We seek companies that show respect for the natural environment. This may be demonstrated by the product or service the firm provides or exhibited through in-house recycling or pollution-prevention programs, gifts to conservation groups, or other ways of conducting day-to-day business.

  W.H. BRADY CO. develops, manufactures and markets industrial identification and safety products, and specialty coated materials. The company's industrial and facility identification products include pipe and valve markers, wire markers, computer printable labels, informational signs, and automatic identifica-tion and data collection systems. Safety and regulatory products include safety signs, lockout/tagout products to meet OSHA regulations, and traffic control products. The company also manufactures tapes for the data storage, semiconductor, and audio/video industries. Katherine M. Hudson serves as the company's president and chief executive officer.

  The company has taken steps to reduce emissions of volatile organic com-pounds (VOCs) from its adhesive operations. It has reformulated some adhesives to a water base and installed incineration equipment to burn other emissions, destroying 96% to 99% of VOCs. In 1997 the company reported that it had re-duced air emissions by 50% since 1990, and that 90% of its U.S. facilities use the more environmentally friendly ultra-violet ink technologies rather than solvent-based systems. Brady's generation of hazardous wastes was down by 30% and of water-borne wastes by 80% from 1990 to 1993, while during the same pe-riod its sales increased by 30%. As of July 31, 1998, W.H. Brady Co. repre-sented .007% of the DSIP.

  CARAUSTAR INDUSTRIES, INC. is a manufacturer of paperboard products such as tubes, cores, and composite containers, folding cartons, gypsum wallboard fac-ing paper, specialty and paperboard products, injection-molded and extruded plastics, and paperstock. The company's paper products are made from fiber re-covered from recycled paper. The company has been recovering fiber from waste paper since the 1930s. Recycled paper is its sole source of fiber. Caraustar uses approximately 600,000 tons of waste paper per year. The company operates a program through which it sells, leases, or furnishes baling machines to small companies to bale their own paperstock for collection by the company. In 1997 Caraustar reported that it had not been named as a potentially responsi-ble party for any hazardous waste sites or any Superfund sites. In 1997 the company told KLD that it had no accrued liabilities for envi-ronmental remediation. As of July 31, 1998, Caraustar Industries, Inc. represented .013% of the DSIP.

  ENERGEN CORPORATION distributes natural gas in central and northern Alabama through its Alagasco subsidiary. The company is also involved in natural gas and oil exploration and production, primarily in Alabama, Louisiana, Texas, and the Gulf of Mexico through its Taurus Exploration subsidiary. Taurus also produces natural gas from coal-bed methane. Energen reports that since 1985, it has acquired 22 municipal natural gas systems. The company derived 94% of its FY 1997 revenues from natural gas, a fuel with significant environmental advantages over oil and coal. The company has a fleet of compressed natural gas (CNG) fueled vehicles. Through a joint venture with Sonat Ventures, Inc., the company will supply CNG to refueling stations and finance vehicle conver-sion. The first station opened in Birmingham, Alabama, in December 1993. As of July 31, 1998, Energen Corporation represented .010% of the DSIP.

  MODINE MANUFACTURING COMPANY manufactures heat transfer equipment, primarily radiators for cars, trucks, and other vehicles, vehicular condensors and evap-orators, oil coolers, charge air coolers, heating and cooling equipment for buildings, and miscellaneous related products. The company's charge-air cool-ers for large trucks cool air as it enters an engine's cylinders, helping fuel to burn more efficiently and reducing emissions. The design of Modine's con-denser in its automobile air conditioners reduces the amount of refrigerant chlorofluorocarbons (CFCs) needed by 40%. It can also be used with new gases that contain no CFCs. In 1996 the company began producing latent-heat batter-ies which quickly warm engine fluids, reducing vehicle emissions produced while running an engine to warm the motor. Between 1988 and 1994, the company achieved an 83% reduction in emissions of toxic chemicals covered by the EPA's voluntary "33/50" toxics reduction program, exceeding the EPA's 50% goal. As of April 1996, the company had eliminated the use of 1,1,1, trichlorethane at all its plants. As of January 1994, several plants had also eliminated the use of naphtha, xylene, and toluene. The company has also re-duced its emissions of volatile organic compounds (VOCs) by using powder paints that are applied electrostatically. In its aluminum manufacturing, the firm uses the Nocolok technology licensed from Alcoa, which reduces hazardous emissions to virtually zero. In 1991 Modine established a waste minimization program, setting a company-wide goal of a 65% reduction by 1995. In March 1996, the company reported reductions of over 65% through calendar year 1995. It also reported plans to improve its tracking of wastes based on degree of toxicity. The company established similar programs at its facilities in Canada and Mexico in 1996. In 1997 the company reported that it regularly monitors and audits its facilities for environmental performance. In addition, all its facilities have their own unique environmental programs with commitments to one-and five-year goals. As of July 31, 1998, Modine Manufacturing Company represented .020% of the DSIP.

  THOMAS INDUSTRIES, INC. manufactures and markets lighting products, and com-pressors and vacuum pumps. The company developed and manufactures a special-ized pump used in vapor-recovery systems for gasoline fumes at pumping sta-tions. The firm's compressors are used in vehicle emissions testing equipment and other air quality measurement devices, as well as in freon recovery. The company also makes leak detectors for monitoring underground fuel storage tanks. Thomas participates in the EPA's Green Lights program to develop and promote energy efficient lighting. The company is a manufacturer of energy ef-ficient fixtures and controls, including a lighting system with sensors that reduce light levels when an area is not in use. In cooperation with the U.S. Department of Energy, Thomas publishes efficacy ratings and comparative yearly lighting energy costs in its catalogue. Thomas has initiated reduction of its use of toxic chemicals, including the elimination of ozone-depleting sub-stances, from all its manufacturing facilities. The company publishes luminare rat-ings regarding the energy efficiency of its lighting products. As of July 31, 1998, Thomas Industries, Inc. represented .005% of the DSIP.

DIVERSITY

  We seek companies with women and minorities in management positions and on the board of directors as well as those that have a record of purchasing from or investing in women- and minority-owned businesses. We look for companies with strong employee benefit programs that address work/family concerns such as childcare, elder care, and flextime. We also recognize innovative hiring programs for the disabled as well as progressive policies toward gays and les-bians.

  AULT INCORPORATED manufactures and markets external power conversion prod-ucts, including switch power supplies, linear power supplies, transformers, and battery chargers. The company's chief executive officer, Frederick M. Green, is African American. Of the four senior line executives at the firm, three are African American, including the firm's chief financial officer and vice president for sales and marketing. Mr. Hokung Choi, who is Asian Ameri-can, is vice president for Far Eastern Operations and among these four senior executives. Of the company's six regionally focused business teams, one is headed by Linda Denson, who is African American. In addition, Ruth Abbott serves as co-head of the Asian team. Three of the seven members of the company's board of directors are African American, including Delbert W. John-son, chief executive officer of Pioneer Metal Finishing and Eric G. Mitchell, Jr., president of the business consulting firm, The Pricing Advisor. As of July 31, 1998, Ault Inc. represented .001% of the Domini Social Index Portfo-lio (DSIP).

  LILLIAN VERNON CORPORATION is a specialty catalog company that markets prod-ucts including gift, household, gardening, kitchen, Christmas, and children's products. The company's founder, Ms. Lillian Vernon, is the chief executive officer of the company. There are two women among the company's five senior line executives. In 1997 the company reported that 11 of its 25 highest-paid employees were women, a notably high percentage. Women serve as the firm's executive vice president of merchandising, and as vice presidents for merchandising, the creative department, finance, specialty catalogs, prod-uct development, and for the wholesale division. Karen Bhola, who is an Indian national, is director of MIS. Two women (Ms. Vernon and Betty Eveillard) serve on the company's nine-member board of directors. Ms. Eveillard is managing di-rector of the retail industry group of PaineWebber, Inc. She was appointed to the board in September 1997. The company extends health benefits to the domes-tic partners of its gay and lesbian employees. The 1994 book "Cracking the Corporate Closet" reported that the company includes sexual orientation in its antidiscrimination policy and conducts AIDS education through its employee health office. Family benefits include family leave one month longer than the federally mandated three months. The firm arranges for employee discounts at day care firms and has flexible spending accounts for dependent care. Work ar-rangements include phaseback for new mothers, flextime, and part time work. The company offers work/family seminars for employees. Wellness programs in-clude health fairs with breast and skin cancer screening, exercise programs, and first aid training. In 1996, Ms. Vernon headed the White House National Women's Business Council formed in 1995 to help women fund and expand their own businesses. As of July 31, 1998, Lillian Vernon Corporation represented
 .003% of the DSIP.

  MERIX CORPORATION manufactures custom-engineered electronic interconnect products including rigid printed circuits, high performance printed circuit boards, and flexible circuits. The company recently added a new product line of laminate-based chip carriers. In 1996 the company completed the acquisition of Hewlett-Packard Company's circuit fabrication operation and of Roger Corpo-ration's printed circuit fabrication operations. Deborah Coleman has served as the company's CEO since it spun off from Tektronix as an independent company in June 1994. Ms. Coleman has a history of success in the computer business. In 1987 Apple Computer appointed her the youngest chief financial officer in the Fortune 500. In 1992, after eleven years at Apple, Ms. Coleman left to be-come vice president of materials operations at Tektronix where she served for two years before becoming CEO of Merix. Two women serve among the company's four senior line executives. In addition to Ms. Coleman, Terri Timberland is vice president for human resources and one of the five highest-paid officers at the company. Women in senior staff positions include Valerie Rosenfeld, vice president and treasurer, and Janie Brown, vice president and corporate controller. Two women (CEO Coleman and Carlene M. Ellis) and one minority (Dr. Koichi Nishimura) serve on the six-member board of directors. Ms. Ellis is vice president and director of the information technology group of Intel. Dr. Nishimura, an Asian American, is CEO of Solectron Corporation. While none of its training programs are specifically targeted for women or minorities, the company does have a diversity council. The council incorporates diversity pro-grams into Merix's business goals, assists in recruiting, and monitors pro-gress of Merix's diversity education programs. In FY 1996, 25% of the company's officials and managers were women, and 8% were minorities. These percentages are high for the engineering industry. As of July 31, 1998, Merix Corporation represented .001% of the DSIP.

  TENNANT COMPANY manufactures and markets industrial floor maintenance equip-ment, commercial floor maintenance equipment, and industrial floor coatings. In April 1998, Janet M. Dolan was promoted to president and chief operating officer of the company. She is among the four highest line executives at the firm. Prior to her promotion she was executive vice president of Tennant's North American operations. The 1993 book "The 100 Best Companies to Work For in America" reported that 14% of Tennant's employees are disabled. One woman (Pamela Knous) and one minority (Delbert Johnson) serve on the company's eight-member board of directors. Ms. Knous, who is ex-ecutive vice president and chief financial officer for SUPERVALU Inc., was elected to the board of directors in 1998. Mr. Johnson, who is African Ameri-can, is chairman and CEO of Pioneer Metal Finishing. The company's family ben-efits include parental leave for either parent, including for adoption. As of July 31, 1998, Tennant Company represented .007% of the DSIP.

PRODUCT

  We seek companies that provide high quality products and are industry lead-ers in research and development.

  DIONEX CORPORATION manufactures and markets analytical instruments includ-ing: chromatography systems used to identify the components of chemical mix-tures; bioseparation products; and supercritical fluid separations systems. The company also makes automation systems for chemical analysis. Ion chroma-tography (IC) accounts for the majority of the company's revenues. IC has a wide range of environmental applications, including analysis of water quality, acid rain, pollution in manufacturing wastewaters, and ozone-layer depletion. Another technology developed by Dionex, called accelerated solvent technology, is used by governmental regulators to monitor the level of pesticides and her-bicides on fruits and vegetables and in soil. As of July 31, 1998, Dionex Cor-poration represented .008% of the DSIP.

  SCHOLASTIC CORPORATION publishes and distributes children's books, classroom and professional magazines, and other educational materials including video and software in the United States. It also markets similar products abroad. It sells its products in elementary and secondary schools primarily through book clubs, book fairs, and library sales. In the mid-1990's Scholastic introduced several core-curriculum products, including reading, science, mathematics, and preschool programs. Scholastic widely distributes its Credo and Editorial Platform, which guides much of its editorial policy. This policy stresses the values of citizenship, democracy, and freedom from prejudice. Many of the company's publications are explicitly multicultural. Its CD/ROM literacy pro-gram WiggleWorks and its preschool and kindergarten instructional program Scholastic Early Childhood Workshop are offered in bilingual English/Spanish versions. Its Action classroom magazine is targeted to at-risk students. In 1995 the company introduced Literacy Place, a core-curriculum reading program to help children develop their reading and learning skills. Literacy Place also has a Spanish program, called Scholastic Solares for bilingual students. As of July 31, 1998, Scholastic Corporation represented .014% of the DSIP.

  SPARTAN MOTORS, INC. designs, manufactures, and markets custom heavy-duty chassis used for motor homes, fire trucks, school buses, transit buses, and specialty vehicles. Spartan is aggressively innovative in its product design. In recent years it has brought to market a motor home chassis with a rear-mounted diesel engine which offered substantial cost savings over previous models. In 1997 the company introduced an independent front suspension system for its motor home chassis which allows better wheel control and handling. Spartan has also made several notable innovations in fire engine design, in-cluding an enclosed cab with safety advantages and a cab that, because it lacks the traditional partition between the front and back seats, facilitates communications among the firemen. In 1994 the firm initiated research and de-velopment of a low-floor bus chassis that would meet the standards of the American with Disabilities Act and eliminate the need for mechanically powered wheelchair lifts. In 1996 Spartan introduced the first rear exit door school bus chassis. In 1995 the company introduced a school bus with a rear-engine design that improves the sight line of the driver and features a quieter motor that facilitates communication with the passengers. All these features address safety issues for school bus drivers. In 1994 the company introduced a 24-hour emergency road service program for its recreational vehicle customers. In 1995 the company increased its quality control staff and introduced new work rules that allow quality control personnel to halt production if a quality issue arises. As of July 31, 1998, Spartan Motors, Inc. represented .001% of the DSIP.

  HUFFY CORPORATION manufactures and markets leisure products, including bi-cycles, garden tools, basketball equipment, and juvenile products. It also provides inventory, assembly, repair, and merchandising services for retail stores. Huffy conducts its business through six companies: Huffy Sports, Huffy Service First, Washington Inventory Service, Gerry Baby Products, Huffy Bicyc-les, and True Temper Hardware. The company markets primarily in the U.S. Since the mid-1980s, the company has instituted a variety of Deming-style quality-control initiatives. Quality control has become the responsibility of teams of employees. To assure that quality standards are met, employees have the right to shut down the manufacturing line at the company's Celina, Ohio, plant. In 1995 the company introduced the country's first 100% postconsumer recycled aluminum bicycle. Three Huffy Metaloid bicycle models were introduced for the juvenile market. Huffy Sports Company also introduced a basketball backboard made out of 100% postconsumer materials. As of July 31, 1998, Huffy Corpora-tion represented .003% of the DSIP.

  LAWSON PRODUCTS, INC. distributes maintenance, repair, and replacement parts and products, including fasteners and fitting parts such as screws, nuts, and rivets; industrial supplies, such as hoses, lubricants, cleansers, files, and drills; and automotive and equipment maintenance parts, such as wiring, con-nectors, exhaust, and other automotive parts. The firm has implemented a for-mal "quality of service" program throughout its organization. It trains agents to provide customer education on the proper use and maintenance of its prod-ucts. It does not manufacture the products it distributes, but maintains strict quality control standards for its suppliers. The company's commitment to quality control leads it to purchase primarily from domestic suppliers. This practice allowed it to avoid an influx of counterfeit fasteners from the Far East in the late 1980s. The company competes primarily on service, rather than on price. The company reports that it ships virtually all products within 24-hours of receiving the orders. In January 1996, the company was awarded the ISO 9002 certification for its Des Plaines facility in Illinois. The ISO is an international standards organization. The 9000 certification series addresses quality management issues. As of July 31, 1998, Lawson Products, Inc. repre-sented .004% of the DSIP.

        COMPARISON OF $10,000 INVESTMENT IN THE
        DOMINI SOCIAL EQUITY FUND AND S&P 500/1/


                [GRAPH APPEARS HERE]


                    Average Annual
                     Total Return
               ___________________________
               1 Year Ended      | 21.58%
                 7/31/98         |
               __________________|________
               5 Years Ended     | 22.44%
                 7/31/98         |
               __________________|________
               Inception (6/3/91)| 18.79%
                 to 7/31/98/2/   |


                  Dollars (thousands)

                      Domini Social
                      Equity Fund/2/           S&P 500

6/30/91                         10                   10
10/30/91                  10.59134             10.67656
1/31/92                   11.26964             11.20443
4/30/92                   11.26964             11.45136
7/31/92                   11.80416             11.8094
10/31/92                  12.2204              11.74513
1/31/93                   12.89376             12.39685
4/30/93                   12.62491             12.52083
7/31/93                   12.96598             12.8416
10/31/93                  13.6461              13.50023
1/31/94                   13.94968             13.99337
4/30/94                   13.2057              13.18614
7/31/94                   13.36719             13.50288
10/31/94                  13.85207             14.02062
1/31/95                   13.97643             14.05953
4/30/95                   15.20832             15.47674
7/31/95                   16.72338             17.01578
10/31/95                  17.41034             17.7157
1/31/96                   18.85141             19.49132
4/30/96                   19.48813             20.1598
7/31/96                   19.08306             19.83869
10/31/96                  21.20848             21.98457
1/31/97                   23.9672              24.63018
4/30/97                   24.76304             25.21475
7/31/97                   29.38935             30.15839
10/31/97                  28.15276             29.05176
1/31/98                   30.95879             31.24764
2/28/98                   33.252               33.493
3/31/98                   34.63                35.212
4/30/98                   34.815               35.579
5/31/98                   34.167               34.959
6/30/98                   35.927               36.379
7/31/98                   35.73                35.992

             Past performance is not predictive of future results.

/1/ The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index used to portray the pattern of common stock movement based on the average performance of 500 widely held common stocks. The index does not pay expenses.
/2/ The Fund began investing in the stocks comprising the Domini Social Index on June 3, 1991. The above chart begins on June 30, 1991.

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                         SHARES   VALUE
------                                                         ------   -----
APPAREL -- 0.3%
  Brown Group, Inc. ..........................................  1,700 $  27,413
  Hartmarx Corporation (b)....................................  4,400    29,700
  Liz Claiborne, Inc. ........................................  8,600   332,175
  Oshkosh B'Gosh..............................................  1,300    53,300
  Phillips-Van Heusen Corporation.............................  3,000    41,250
  Reebok International Ltd. (b)...............................  7,200   154,350
  Russell Corporation.........................................  4,800   156,900
  Springs Industries, Inc.....................................  2,500    95,781
  Stride Rite Corporation.....................................  5,100    61,838
  Timberland Company (The) (b)................................  1,500    96,750
  V. F. Corporation........................................... 16,200   762,413
                                                                      ---------
                                                                      1,811,870
                                                                      ---------

BANKING -- 6.9%
  Banc One Corporation.......................................  94,794  4,899,665
  BankAmerica Corporation....................................  92,500  8,301,875
  BankBoston Corporation.....................................  39,700  1,920,488
  Bankers Trust New York Corporation.........................  13,000  1,456,813
  Fifth Third Bancorp........................................  35,425  2,205,206
  First Chicago NBD Corp.....................................  38,606  3,235,665
  Mellon Bank Corporation....................................  35,100  2,364,863
  Morgan (J.P.) & Co. Incorporated...........................  23,900  3,011,400
  Norwest Corporation........................................ 102,300  3,676,406
  PNC Bank Corp. ............................................  40,200  2,168,287
  SunTrust Banks, Inc. ......................................  28,300  2,065,900
  Synovus Financial Corp.....................................  34,950    773,269
  Vermont Financial Services Corp. ..........................   1,300     34,125
  Wachovia Corporation.......................................  27,800  2,380,375
  Washington Mutual Inc. ....................................  51,970  2,075,552
  Wells Fargo & Company......................................  11,500  4,092,562
                                                                      ----------
                                                                      44,662,451
                                                                      ----------

ISSUER                                                        SHARES   VALUE
------                                                        ------   -----
COMMERCIAL PRODUCTS & SERVICES -- 1.9%
  Angelica Corporation.......................................    800 $   17,850
  Avery Dennison Corporation................................. 15,300    880,706
  Bemis Company, Inc. .......................................  6,800    262,650
  Cintas Corporation......................................... 13,000    660,563
  Deluxe Corporation......................................... 10,300    350,844
  DeVry Inc. (b).............................................  8,800    179,300
  Donnelley (R.R.) & Sons Company............................ 18,500    786,250
  Harland (John H.) Company..................................  3,300     51,975
  Herman Miller, Inc......................................... 11,700    324,675
  HON Industries, Inc. ......................................  7,900    226,631
  Ikon Office Solutions...................................... 17,200    184,900
  Interface Inc. ............................................  6,900    112,988
  Kelly Services, Inc. ......................................  4,975    170,083
  Moore Corporation.......................................... 11,300    121,475
  National Service Industries, Inc. .........................  5,500    285,656
  New England Business Service, Inc..........................  1,300     39,325
  Pitney Bowes Inc........................................... 38,300  1,934,150
  Sealed Air Corporation (b)................................. 11,100    444,000
  Sonoco Products Company.................................... 14,045    410,816
  Standard Register Company..................................  3,700    133,663
  Tennant Company............................................  1,000     43,875
  Xerox Corporation.......................................... 44,300  4,676,419
                                                                     ----------
                                                                     12,298,794
                                                                     ----------
CONSTRUCTION -- 0.3%
  Apogee Enterprises, Inc. ..................................  3,000     38,906
  Centex Corporation.........................................  7,600    311,600
  Champion Enterprises Inc. (b)..............................  6,100    161,650
  Fleetwood Enterprises, Inc.................................  4,700    167,731
  Granite Construction Incorporated..........................  2,100     74,550
  Kaufman & Broad Home Corporation...........................  5,100    142,481
  Rouse Company..............................................  8,700    253,931

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                        SHARES    VALUE
------                                                        ------    -----
CONSTRUCTION -- 0.3% -- CONTINUED
  Sherwin-Williams Company...................................  22,600    720,375
  Skyline Corporation........................................     900     28,969
  TJ International, Inc......................................   1,700     39,525
                                                                      ----------
                                                                       1,939,718
                                                                      ----------
ENERGY -- 2.6%
  Amoco Corporation.......................................... 129,900  5,423,325
  Anadarko Petroleum Corporation.............................  16,000    549,000
  Apache Corporation.........................................  12,800    339,200
  Atlantic Richfield Company.................................  43,300  2,933,575
  Consolidated Natural Gas Company...........................  12,500    646,094
  Enron Corp.................................................  44,500  2,355,719
  Helmerich & Payne, Inc.....................................   6,400    131,200
  Oryx Energy Company (b)....................................  13,500    248,906
  Pennzoil Company...........................................   6,000    270,000
  Rowan Companies, Inc. (b)..................................  11,100    156,788
  Santa Fe Energy Resources, Inc. (b)........................  13,100    115,444
  Sun Company, Inc...........................................  12,500    467,969
  Union Pacific Resources Group, Inc. .......................  33,400    467,600
  Western Atlas Inc (b)......................................   6,900    451,519
  Williams Companies.........................................  57,300  1,837,181
                                                                      ----------
                                                                      16,393,520
                                                                      ----------
FINANCIAL SERVICES -- 5.8%
  Ahmanson (H.F.) & Company..................................  14,300    944,694
  American Express Company...................................  62,200  6,865,325
  Block (H & R), Inc.........................................  13,900    590,750
  Dime Bancorp...............................................  14,900    443,275
  Edwards (A.G.), Inc........................................  12,187    476,055
  Fannie Mae................................................. 141,300  8,760,600
  Federal Home Loan Mortgage Corporation.....................  92,600  4,375,350
  FirstFed Financial
   Corp. (b).................................................   2,200     47,850
  Golden West Financial......................................   7,500    692,813

ISSUER                                                    SHARES    VALUE
------                                                    ------    -----
FINANCIAL SERVICES -- 5.8% -- CONTINUED
  Household International, Inc...........................  66,246  3,295,739
  MBIA Inc...............................................  12,700    855,663
  MBNA Corporation.......................................  67,700  2,267,950
  Merrill Lynch & Co., Inc...............................  46,800  4,563,000
  Schwab (Charles) Corporation...........................  35,800  1,342,500
  Student Loan Marketing Association.....................  22,600  1,045,250
  Transamerica Corporation...............................   8,400    992,250
  Value Line, Inc........................................   1,000     36,875
                                                                  ----------
                                                                  37,595,939
                                                                  ----------
FOODS & BEVERAGES -- 8.2%
  Ben & Jerry's Homemade,
   Inc. (b)..............................................     600     11,850
  Bestfoods..............................................  39,000  2,169,375
  Campbell Soup Company..................................  61,500  3,321,000
  Coca-Cola Company...................................... 333,800 26,933,488
  Fleming Companies, Inc.................................   4,900     75,031
  General Mills Incorporated.............................  20,800  1,288,300
  Heinz (H.J.) Company...................................  49,600  2,734,200
  Hershey Foods Corporation..............................  18,800  1,186,750
  Kellogg Company........................................  55,600  1,841,750
  Nature's Sunshine Products, Inc........................   2,100     43,575
  Odwalla, Incorporated (b)..............................     500      6,000
  PepsiCo, Inc........................................... 202,100  7,844,006
  Quaker Oats Company....................................  18,200    962,325
  Ralston Purina Company.................................  42,600  1,371,188
  Smucker (J.M.) Company.................................   3,100     73,625
  SUPERVALU Inc..........................................   7,700    381,631
  Sysco Corporation......................................  45,800  1,087,750
  Tootsie Roll Industries, Inc...........................   4,254    178,136
  Wrigley (Wm.) Jr. Company..............................  15,500  1,390,156
                                                                  ----------
                                                                  52,900,136
                                                                  ----------

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                      SHARES     VALUE
------                                                      ------     -----
HEALTH CARE -- 8.9%
  Acuson Corporation (b)...................................   2,800 $    46,200
  Allergan, Inc............................................   8,400     438,900
  ALZA Corporation (b).....................................  11,500     447,062
  Becton Dickinson and Company.............................  16,400   1,355,050
  Bergen Brunswig Corporation..............................   6,418     340,154
  Biomet, Inc..............................................  14,300     446,875
  Boston Scientific Corporation (b)........................  25,600   1,961,600
  Forest Laboratories, Inc. (b)............................  10,200     382,500
  Guidant Corp.............................................  20,300   1,508,544
  Humana Health Plans, Inc. (b)............................  21,700     589,969
  Johnson & Johnson........................................ 181,800  14,044,050
  Mallinckrodt, Inc. ......................................   9,300     257,494
  Manor Care, Inc..........................................   8,100     302,231
  Marquette Medical Systems, Inc. (b)......................   2,000      48,250
  Medtronic, Inc...........................................  63,100   3,908,256
  Merck & Co., Inc......................................... 161,500  19,914,969
  Mylan Laboratories, Inc..................................  16,200     440,438
  Oxford Health Plans, Inc. (b)............................  10,200      82,237
  Schering-Plough Corporation..............................  99,300   9,607,275
  St. Jude Medical Inc. (b)................................  11,600     353,800
  Stryker Corporation......................................  12,800     556,000
  Sunrise Medical Inc. (b).................................   1,900      22,800
  United American Healthcare Corporation (b)...............     800       1,550
                                                                    -----------
                                                                     57,056,204
                                                                    -----------

HOUSEHOLD GOODS -- 5.2%
  Alberto-Culver Company.......................................  7,400   188,238
  Avon Products, Inc. ......................................... 17,700 1,531,050
  Bassett Furniture Industries.................................  1,300    36,075
  Black & Decker Corp. ........................................ 12,400   705,250
  Church & Dwight Co., Inc.....................................  2,600    80,275

ISSUER                                                      SHARES     VALUE
------                                                      ------     -----
HOUSEHOLD GOODS -- CONTINUED
  Clorox Company...........................................  13,800 $ 1,414,500
  Colgate-Palmolive Company................................  39,700   3,669,769
  Enesco Group, Inc........................................   1,600      46,400
  Fedders Corporation......................................   5,400      35,775
  Fort James Corp..........................................  29,600     999,000
  Handleman Company (b)....................................   4,200      37,538
  Harman International Industries, Inc. ...................   2,430      95,833
  Hasbro, Inc..............................................  17,350     627,853
  Huffy Corporation........................................   1,100      19,181
  Kimberly-Clark Corporation...............................  75,264   3,382,176
  Leggett & Platt..........................................  25,600     686,400
  Mattel, Inc..............................................  39,285   1,510,017
  Maytag Corporation.......................................  12,500     550,000
  Newell Co................................................  21,000   1,081,500
  Oneida Ltd. .............................................   1,600      41,800
  Procter & Gamble Company................................. 181,300  14,390,688
  Rubbermaid Incorporated..................................  19,900     662,919
  Shaw Industries, Inc. ...................................  16,100     297,850
  Snap-On Incorporated.....................................   7,750     275,125
  Stanley Works............................................  11,300     493,669
  Thomas Industries Inc....................................   1,500      33,469
  Whirlpool Corporation....................................  10,000     605,000
                                                                    -----------
                                                                     33,497,350
                                                                    -----------
INSURANCE -- 7.2%
  Aetna, Inc...............................................  19,570   1,356,446
  American General Corporation.............................  34,262   2,340,523
  American International Group, Inc........................  94,500  14,251,781
  Chubb Corporation........................................  22,500   1,650,938
  CIGNA Corporation........................................  28,400   1,876,175
  Cincinnati Financial Corporation.........................  21,685     775,239
  General Re Corporation...................................  10,300   2,441,100
  Hartford Steam Boiler Inspection and Insurance...........   3,750     194,766

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                        SHARES    VALUE
------                                                        ------    -----
INSURANCE -- CONTINUED
  Jefferson-Pilot Corporation................................  13,850 $  780,794
  Lincoln National Corp......................................  13,400  1,283,050
  MGIC Investment Corp.......................................  15,000    804,375
  Marsh & McLennan Companies, Inc............................  34,550  2,109,709
  Providian Corporation......................................  12,400    974,175
  ReliaStar Financial Corporation............................  12,100    600,463
  SAFECO Corporation.........................................  18,400    829,150
  St. Paul Companies, Inc....................................  31,464  1,138,603
  Torchmark Corporation......................................  18,300    801,769
  Travelers Group Inc........................................ 155,400 10,411,800
  UNUM Corporation...........................................  18,600    979,988
  Wesco Financial Corporation................................     900    329,456
                                                                      ----------
                                                                      45,930,300
                                                                      ----------
MEDIA -- 3.8%
  Banta Corporation..........................................   3,350    101,756
  Comcast Corporation........................................  49,500  2,247,607
  Disney (Walt) Company...................................... 276,400  9,518,525
  Dow Jones & Company........................................  12,200    662,613
  Harcourt General...........................................   9,000    507,937
  King World Productions, Inc. (b)...........................   9,300    260,400
  Lee Enterprises, Inc. .....................................   5,800    165,662
  McGraw-Hill Companies......................................  12,900  1,056,994
  Media General, Inc. .......................................   3,500    162,969
  Media One Group............................................  82,300  3,976,119
  Meredith Corporation.......................................   6,700    280,144
  New York Times Company.....................................  25,000    768,750

ISSUER                                                        SHARES   VALUE
------                                                        ------   -----
MEDIA -- CONTINUED
  Scholastic Corporation (b).................................  2,200  $  92,194
  Tele-Communications, Inc. (b).............................. 68,500  2,859,875
  Times Mirror Company....................................... 11,600    696,725
  Viacom, Inc. (b)...........................................  9,300    631,237
  Washington Post Company....................................  1,300    707,850
                                                                     ----------
                                                                     24,697,357
                                                                     ----------
MISCELLANEOUS -- 1.1%
  American Greetings Corporation.............................  9,300    429,544
  Caraustar Industries, Inc. ................................  3,000     81,937
  Case Corporation...........................................  9,500    322,406
  CPI Corp. .................................................  1,000     25,000
  Cross (A.T.) Company.......................................  1,400     14,525
  Deere & Company............................................ 33,300  1,338,244
  Gibson Greetings, Inc. (b).................................  1,900     43,225
  Hillenbrand Industries, Inc. ..............................  8,700    486,656
  Hunt Manufacturing Co. ....................................  1,100     19,250
  Ionics, Inc. (b)...........................................  1,900     60,325
  Jostens, Inc. .............................................  4,300     97,019
  Marriott International, Inc. .............................. 34,000  1,105,000
  Omnicom Group Inc. ........................................ 22,400  1,176,000
  Polaroid Corporation.......................................  5,800    191,400
  Service Corporation International.......................... 34,300  1,299,112
  Toro Company...............................................  1,200     32,550
  Whitman Corporation........................................ 12,900    273,319
                                                                     ----------
                                                                      6,995,512
                                                                     ----------
MISCELLANEOUS MANUFACTURING -- 0.8%
  Applied Materials, Inc. (b)................................ 49,100  1,644,850
  Brady (W.H.) Co. ..........................................  2,200     45,100
  Cincinnati Milacron Inc. ..................................  4,400     96,250
  CLARCOR Inc. ..............................................  2,850     51,122

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                       SHARES    VALUE
------                                                       ------    -----
MISCELLANEOUS MANUFACTURING -- CONTINUED
  Crown Cork & Seal Company, Inc. .......................... 16,300 $   670,338
  Dionex Corporation (b)....................................  2,400      53,250
  Fastenal Company..........................................  4,900     213,915
  General Signal Corporation................................  5,300     211,337
  Gerber Scientific Inc. ...................................  3,000      83,625
  Graco Inc. ...............................................  3,375      94,922
  Illinois Tool Works Inc. ................................. 33,700   1,889,306
  Isco, Inc. ...............................................    300       1,950
  Lawson Products, Inc. ....................................  1,100      25,094
  Millipore Corporation.....................................  5,600     135,800
  Nordson Corporation.......................................  2,000      94,125
  Watts Industries..........................................  2,900      58,362
  Wellman, Inc. ............................................  3,500      69,344
                                                                    -----------
                                                                      5,438,690
                                                                    -----------
RESOURCE DEVELOPMENT -- 1.2%
  Air Products & Chemicals, Inc. ........................... 31,400   1,099,000
  Aluminum Company of America............................... 22,600   1,566,463
  Battle Mountain Gold Company.............................. 29,300     137,344
  Betz Laboratories.........................................  3,400     227,800
  Cabot Corporation.........................................  8,600     233,813
  Calgon Carbon Corporation.................................  4,300      43,538
  Consolidated Papers, Inc. ................................ 11,400     328,463
  Cyprus Amax Minerals Company.............................. 11,900     148,750
  Echo Bay Mines Ltd (b).................................... 17,800      36,713
  Fuller (H.B.) Company.....................................  1,800     101,250
  IMCO Recycling Inc. ......................................  1,600      25,700
  Inland Steel Industries, Inc. ............................  6,200     174,763
  Mead Corporation.......................................... 13,300     399,831
  Morton International, Inc. ............................... 16,600     401,513
  Nalco Chemical Company....................................  8,600     295,088
  Nucor Corporation......................................... 11,750     511,125
  Praxair, Inc. ............................................ 20,800   1,024,400
  Sigma-Aldrich Corporation................................. 13,400     386,925

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
RESOURCE DEVELOPMENT -- CONTINUED
  Westvaco Corporation....................................  12,900 $    323,306
  Worthington Industries, Inc. ...........................  12,300      177,581
                                                                   ------------
                                                                      7,643,366
                                                                   ------------
RETAIL -- 10.7%
  Albertson's, Inc. ......................................  33,300    1,600,481
  American Stores Companies...............................  35,500      823,156
  Bob Evans Farms, Inc. ..................................   4,600       85,819
  Charming Shoppes, Inc. (b)..............................  12,800       59,200
  Circuit City Stores, Inc. ..............................  13,100      677,925
  Claire's Stores, Inc. ..................................   6,200      129,425
  Costco Companies Inc. (b)...............................  28,915    1,640,926
  CVS Corporation.........................................  51,600    2,115,600
  Dayton Hudson Corporation...............................  59,100    2,825,719
  Dillard Department Stores, Inc. ........................  14,100      484,688
  Dollar General Corporation..............................  18,785      770,185
  Egghead, Inc. (b).......................................   3,100       44,950
  Gap, Inc. (The).........................................  54,850    3,270,431
  Great Atlantic & Pacific Tea Company, Inc. .............   5,000      150,313
  Hannaford Bros. Co. ....................................   5,400      234,563
  Home Depot, Inc. ....................................... 198,598    8,316,291
  Kmart Corporation (b)...................................  66,000    1,076,625
  Kroger Co. (b)..........................................  34,600    1,637,013
  Lands' End, Inc. (b)....................................   3,600       94,725
  Lillian Vernon Corporation..............................   1,000       16,375
  Limited, Inc. (The).....................................  34,300      919,669
  Longs Drug Stores Corporation...........................   5,100      140,888
  Lowe's Companies, Inc. .................................  47,100    1,813,350
  Luby's Cafeterias, Inc. ................................   2,300       37,519

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
RETAIL -- CONTINUED
  May Department Stores Company...........................  31,000 $  1,989,813
  McDonald's Corporation..................................  92,900    6,206,881
  Nordstrom, Inc. ........................................  20,300      633,740
  Penney (J.C.) Company, Inc. ............................  33,900    1,989,506
  Pep Boys--Manny, Moe & Jack.............................   8,100      139,725
  Ruby Tuesday, Inc. .....................................   3,400       52,488
  Ryan's Family Steakhouse, Inc. (b)......................   5,300       57,638
  Sears, Roebuck and Co. .................................  52,600    2,669,450
  Spec's Music, Inc. (b)..................................     200          660
  Starbucks Corporation (b)...............................  11,400      477,375
  Tandy Corporation.......................................  13,100      744,244
  TCBY Enterprises, Inc. .................................   2,300       18,831
  TJX Companies, Inc. ....................................  43,000    1,010,500
  Toys "R' Us, Inc. (b)...................................  37,120      844,480
  Venator Group, Inc. ....................................  17,200      247,250
  Walgreen Company........................................  67,100    2,897,881
  Wal-Mart Stores, Inc. .................................. 303,500   19,158,438
  Wendys International Inc. ..............................  16,700      372,619
  Whole Foods Market, Inc. (b)............................   3,400      184,450
                                                                   ------------
                                                                     68,661,805
                                                                   ------------
TECHNOLOGY -- 25.4%
  3Com Corporation (b)....................................  47,500    1,175,625
  Adaptec Inc (b).........................................  14,900      173,212
  Advanced Micro Devices, Inc. (b)........................  18,300      315,675
  American Power Conversion (b)...........................  12,100      390,225
  Analog Devices, Inc. (b)................................  21,600      464,400

ISSUER                                                      SHARES     VALUE
------                                                      ------     -----
TECHNOLOGY -- CONTINUED
  Apple Computer, Inc. (b).................................  17,700 $   612,863
  AT&T Corporation......................................... 219,600  13,313,250
  Ault Inc. (b)............................................     500       1,969
  Autodesk, Inc............................................   6,000     196,500
  Automatic Data Processing, Inc...........................  40,500   2,741,344
  Avnet, Inc. .............................................   5,000     274,375
  Baldor Electric Company..................................   4,900     101,675
  Broderbund Software Inc. (b).............................   2,800      58,800
  Ceridian Corp. (b).......................................   9,700     554,719
  Cisco Systems, Inc. (b).................................. 138,300  13,242,225
  Citizens Utilities Company (b)...........................  32,467     284,086
  Compaq Computer Corporation.............................. 223,389   7,343,897
  Computer Associates International, Inc...................  73,800   2,449,238
  Cooper Industries, Inc...................................  15,700     823,269
  Dell Computer Corp. (b)..................................  87,000   9,447,652
  DSC Communications Corporation (b).......................  15,800     479,430
  EMC Corp. Mass (b).......................................  67,300   3,297,700
  Grainger (W.W.), Inc. ...................................  12,600     555,975
  Hewlett-Packard Company.................................. 140,000   7,770,000
  Hubbell Incorporated.....................................   8,560     359,520
  Hutchinson Technology (b)................................   2,200      47,575
  Inprise Corp. (b)........................................   6,500      40,625
  Intel Corporation........................................ 229,300  19,361,519
  International Business Machines Corporation.............. 129,800  17,198,500
  LSI Logic (b)............................................  17,900     370,306
  MCI Communications Corporation...........................  97,900   6,339,025
  Merix Corporation (b)....................................     600       3,600
  Micron Technology, Inc. (b)..............................  28,300     944,513
  Microsoft Corporation (b)................................ 333,100  36,682,638

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
TECHNOLOGY -- CONTINUED
  Molex Incorporated....................................... 20,837 $    591,250
  National Semiconductor Corporation (b)................... 20,900      257,331
  Novell Inc. (b).......................................... 47,700      542,588
  Perkin-Elmer Corporation.................................  6,100      357,612
  QRS Corporation (b)......................................    700       22,050
  Quarterdeck Corporation (b)..............................  7,300        4,562
  Raychem Corporation...................................... 10,700      333,037
  Scientific Atlanta Inc. ................................. 10,300      247,844
  Shared Medical Systems Corporation.......................  3,400      230,775
  Solectron Corporation (b)................................ 15,100      724,800
  Sprint Corporation....................................... 57,800    4,046,000
  Stratus Computer, Inc. (b)...............................  3,200       92,000
  Sun Microsystems, Inc. (b)............................... 51,300    2,423,925
  Tektronix, Inc...........................................  6,400      175,200
  Tellabs, Inc. (b)........................................ 24,600    1,851,917
  Texas Instruments, Inc................................... 52,400    3,107,974
  Thomas & Betts Corporation...............................  7,000      287,000
  Xilinx, Inc. (b).........................................  9,500      356,250
                                                                   ------------
                                                                    163,068,041
                                                                   ------------
TRANSPORTATION -- 1.3%
  Airborne Freight Corporation.............................  6,400      152,800
  Alaska Air Group, Inc. (b)...............................  3,200      134,000
  AMR Corporation (b)...................................... 24,400    1,743,075
  Consolidated Freightways Corporation (b).................  2,100       24,413
  Delta Air Lines, Inc. ................................... 10,000    1,225,000
  FDX Holding Corporation (b).............................. 19,800    1,201,613
  GATX Corporation.........................................  6,200      237,925
  Norfolk Southern Corporation............................. 50,700    1,514,662

ISSUER                                                     SHARES     VALUE
------                                                     ------     -----
TRANSPORTATION -- CONTINUED
  Roadway Express, Inc. ..................................   2,000 $     27,250
  Ryder System, Inc.......................................   9,500      275,500
  Southwest Airlines Co. .................................  29,700      978,244
  UAL Corporation (b).....................................   7,700      599,637
  Yellow Corporation (b)..................................   2,800       44,800
                                                                   ------------
                                                                      8,158,919
                                                                   ------------
UTILITIES -- 7.3%
  AGL Resources Inc.......................................   7,300      137,331
  American Water Works, Inc. .............................  10,200      305,363
  Ameritech............................................... 148,700    7,314,181
  Bell Atlantic Corporation............................... 209,822    9,520,673
  BellSouth Corporation................................... 133,700    9,133,381
  CalEnergy Company, Inc. (b).............................   9,000      244,688
  Cleco Corporation.......................................   3,000       89,063
  Connecticut Energy Corporation..........................   1,000       25,625
  Eastern Enterprises.....................................   2,700      107,831
  El Paso Energy Corporation..............................  15,700      533,800
  Energen Corporation.....................................   3,900       67,031
  Equitable Resources, Inc. ..............................   4,800      118,200
  Frontier Corporation....................................  22,800      765,225
  Idaho Power Company.....................................   4,900      147,919
  LG&E Energy Corp........................................  17,200      419,250
  Marketspan Corp.........................................  20,600      567,788
  MCN Corporation.........................................  10,000      248,125
  New Century Energies, Inc. .............................  14,500      603,563
  NICOR Inc. .............................................   6,100      234,850
  Northwest Natural Gas Co................................   3,100       81,375
  Northwestern Corp.......................................   2,000       49,750
  Oklahoma Gas and Electric Company.......................  10,300      268,444
  Peoples Energy Corporation..............................   4,600      161,000

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- (CONTINUED)
JULY 31, 1998
--------------------------------------------------------------------------------

ISSUER                                                      SHARES     VALUE
------                                                      ------     -----
UTILITIES -- 7.3%
  Potomac Electric Power Company...........................  15,100 $    364,287
  SBC Communications Inc................................... 248,518   10,158,173
  Sonat Inc................................................  14,600      427,050
  Southern New England Telecommunications Corporation......   8,900      612,987
  Telephone and Data Systems, Inc. ........................   7,800      312,000
  U S West Communications Group ...........................  67,841    3,621,013
  Washington Gas Light Company.............................   5,600      133,000
                                                                    ------------
                                                                      46,772,966
                                                                    ------------
VEHICLE COMPONENTS --  0.5%
  Cooper Tire and Rubber Company...........................  10,000      188,750
  Cummins Engine Company, Inc. ............................   5,000      278,438
  Dana Corporation.........................................  22,100    1,099,475
  Federal-Mogul Corporation................................   6,500      390,812
  Genuine Parts Company....................................  23,300      808,219

ISSUER                                                      SHARES    VALUE
------                                                      ------    -----
VEHICLE COMPONENTS -- CONTINUED
  Modine Manufacturing Company............................. 3,800  $    126,825
  Smith (A.O.) Corporation................................. 2,000        82,625
  Spartan Motors, Inc...................................... 1,200         6,450
  SPX Corporation (b)...................................... 1,600        90,890
                                                                   ------------
                                                                      3,072,484
                                                                   ------------

  TOTAL INVESTMENTS(A) -- 99.4%................................... $638,595,422
  OTHER ASSETS, LESS LIABILITIES -- 5.6%..........................    3,640,213
                                                                   ------------
  NET ASSETS -- 100.0%............................................ $642,235,635
                                                                   ============

--------
(a) The aggregate cost for book and federal income tax purposes is $462,874,654, the aggregate gross unrealized appreciation is $182,864,578, and the aggregate gross unrealized depreciation is $7,143,810, resulting in net unrealized appreciation of $175,720,768.
(b) Non-income producing security.

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments at value (Cost $462,874,654)........................  $638,595,422
  Cash............................................................     7,419,976
  Receivable for securities sold..................................       706,600
  Dividends receivable............................................       698,498
                                                                    ------------
   Total assets...................................................   647,420,496
                                                                    ------------
LIABILITIES:
  Payable for securities purchased................................     4,868,668
  Accrued expenses (Note 2).......................................       316,193
                                                                    ------------
   Total liabilities..............................................     5,184,861
                                                                    ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS..........  $642,235,635
                                                                    ============


                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign withholding tax of
   $930)............................................              $ 5,509,338
                                                                  -----------
EXPENSES:
  Management fee (Note 2)...........................                  753,366
  Sub management fee (Note 2).......................                   86,354
  Professional fees.................................                   70,185
  Custody fees (Note 3).............................                  166,325
  Trustee fees......................................                    5,226
  Administrative fee (Note 2).......................                    6,149
  Miscellaneous.....................................                    2,178
                                                                  -----------
  Total expenses....................................                1,089,783
    Fees paid indirectly............................                 (157,745)
    Management fee waived...........................                  (51,019)
                                                                  -----------
    Net expenses....................................                  881,019
                                                                  -----------
NET INVESTMENT INCOME...............................                4,628,319
NET REALIZED GAIN ON INVESTMENTS
  Proceeds from sales............................... $ 19,964,446
  Cost of securities sold...........................   15,128,020
                                                     ------------
    Net realized gain on investments................                4,836,426
NET CHANGES IN UNREALIZED APPRECIATION OF
 INVESTMENTS
  Beginning of year.................................   91,161,408
  End of year.......................................  175,720,768
                                                     ------------
    Net change in unrealized appreciation...........               84,559,360
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................              $94,024,105
                                                                  ===========


                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR ENDED     YEAR ENDED
                                                    JULY 31, 1998  JULY 31, 1997
                                                    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income............................ $  4,628,319   $  2,240,276
  Net realized gain on investments.................    4,836,426        433,417
  Net change in unrealized appreciation of
   investments.....................................   84,559,360     74,540,873
                                                    ------------   ------------
    Net Increase in Net Assets Resulting from
     Operations....................................   94,024,105     77,214,566
                                                    ------------   ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Additions........................................  267,044,708    137,135,556
  Reductions.......................................  (11,192,148)   (22,391,710)
                                                    ------------   ------------
    Net Increase in Net Assets from Transactions in
     Investors' Beneficial Interests...............  255,852,560    114,743,846
                                                    ------------   ------------
      Total Increase in Net Assets.................  349,876,665    191,958,412
NET ASSETS:
  Beginning of year................................  292,358,970    100,400,558
                                                    ------------   ------------
  End of year...................................... $642,235,635   $292,358,970
                                                    ============   ============

--------------------------------------------------------------------------------

                                                        YEAR ENDED
                           ----------------------------------------------------------------------------------------------
                           JULY 31, 1998          JULY 31, 1997     JULY 31, 1996          JULY 31, 1995    JULY 31, 1994
                           -------------          -------------     -------------          -------------    -------------
FINANCIAL HIGHLIGHTS
  Net Assets (000's)......   $642,236               $292,359          $100,401                $54,003          $31,322
  Ratio of net investment
   income to average net
   assets.................       1.05%(/1/)             1.34%             1.48%(/3/)             1.85%(/4/)       2.13%(/4/)
  Ratio of expenses to
   average net assets.....       0.25%(/1/)(/2/)        0.29%(/2/)        0.59%(/2/)(/3/)        0.43%(/4/)       0.29%(/4/)
  Portfolio turnover
   rate...................          5%                     1%                5%                     6%               8%
  Average commission rate
   paid per share.........   $ 0.0402               $ 0.0512          $ 0.0496                     --               --

--------------------------------------------------------------------------------
(/1/) Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived their fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998 would have been 1.04% and 0.25%, respectively.
(/2/) Ratio of expenses to average net assets for the years ended July 31, 1998, 1997 and 1996 include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.20%, 0.25% and 0.50% for the years ended July 31, 1998, 1997 and 1996, respectively.
(/3/) Had the Expense Payment Agreement and Sponsor Arrangement not been in place, the ratios of net investment income and expense for the years ended July 31, 1996 would have been 1.14% and 0.85% respectively.
(/4/) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995 and 1994 would have been 1.75% and 0.53% and 2.00% and 0.42% respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998
-------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Domini Social Index Port-folio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment port-folio as closely as is practicable with the Domini 400 Social Index (the "In-dex"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"). The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on Au-gust 10, 1990 and began investment operations on June 3, 1991.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

  (A) VALUATION OF INVESTMENTS: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

  (B) DIVIDEND INCOME: Dividend income is reported on the ex-dividend date.

  (C) FEDERAL TAXES: The Index Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Index Portfolio will be taxed on its share of the Index Portfolio's ordinary income and capital gains. It is in-tended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

  (D) OTHER: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2. TRANSACTIONS WITH AFFILIATES.

  (A) MANAGER. Domini Social Investments LLC ("DSIL" or the "Manager") is reg-istered as an investment adviser under the Investment Advisers Act of 1940. The services provided by the Manager consist of investment supervisory servic-es, overall operational support and administrative services. The administra-tive services include the provision of general office facilities and supervis-ing the overall administration of the Index Portfolio. For its services under the Management Agreement, the Manager receives from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets, subject to reduction to the extent nec-essary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, interest, taxes and other extraor-dinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio through October 22, 1998 (the contract anniversary date).

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JULY 31, 1998
-------------------------------------------------------------------------------


  (B) SUBMANAGER. Mellon Equity provides investment submanagement services to the Index Portfolio on a day-to-day basis pursuant to a Submanagement Agree-ment with DSIL. Mellon Equity does not determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal, on an annual basis, to 0.10% of the aver-age daily net assets of the Portfolio.

  (C) PRIOR ADVISORY, MANAGEMENT, SPONSORSHIP AND ADMINISTRATIVE
AGREEMENTS. Prior to October 22, 1997, pursuant to an investment advisory agreement, KLD served as investment adviser to the Index Portfolio and fur-nished continuously an investment program by determining the stocks to be in-cluded in the Index. KLD received from the Index Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the Portfolio's average daily net assets. Additionally, prior to October 22, 1997, pursuant to a man-agement agreement, Mellon Equity served as investment manager and managed the assets of the Portfolio on a daily basis. Prior to October 22, 1997, pursuant to a sponsorship agreement, KLD furnished administrative services for the Portfolio. KLD received from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.025% of the average daily net assets of the Portfolio for administrative services. Prior to November 6, 1996, pursuant to an administrative services agreement, Signature Broker-Dealer Services, Inc. served as the administrator of the Portfolio. Prior to October 22, 1997, management and administration fees with respect to the Portfolio were equal to 0.15% of the Index Portfolio's average daily net assets for its then current fiscal year.

3. INVESTMENT TRANSACTIONS. Purchase and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended July 31, 1998 aggregated $277,785,785 and $19,964,446, respectively. Custody fees of the Portfolio were reduced by $157,745 which was compensation for uninvested cash left on deposit with the custodian. Cash balances could have been em-ployed to earn additional income for the Portfolio.

LOGO
KPMG Peat Marwick LLP

                          Independent Auditors' Report

The Board of Trustees and Investors
Domini Social Index Portfolio:

  We have audited the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, of Domini Social Index Portfolio (the "Port-folio") as of July 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall fi-nancial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Do-mini Social Index Portfolio as of July 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted account-ing principles.


                                          /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
August 24, 1998

DOMINI SOCIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1998
--------------------------------------------------------------------------------

ASSETS:
 Investments in Domini Social Index Portfolio, at value (Note
  1)............................................................. $499,840,842
 Receivable for fund shares sold.................................    2,966,583
                                                                  ------------
   Total assets..................................................  502,807,425
                                                                  ------------
LIABILITIES:
 Accrued expenses................................................      689,030
 Payable for fund shares redeemed................................      224,209
                                                                  ------------
NET ASSETS....................................................... $501,894,186
                                                                  ============
NET ASSETS CONSIST OF:
 Paid-in capital................................................. $358,615,414
 Undistributed net investment income.............................      247,716
 Accumulated net realized gain from Portfolio....................    3,544,386
 Net unrealized appreciation from Portfolio......................  139,486,670
                                                                  ------------
                                                                  $501,894,186
                                                                  ============
Shares outstanding...............................................   16,261,630
                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 ($501,894,186 / 16,261,330).....................................       $30.86
                                                                        ======

DOMINI SOCIAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1998
--------------------------------------------------------------------------------

INCOME:
 Investment income from Portfolio.................................. $ 4,170,772
 Expenses from Portfolio...........................................     667,945
                                                                    -----------
   Net investment income from Portfolio............................   3,502,827
EXPENSES:
 Sponsor fee (Note 2)..............................................   1,419,628
 Administration fee (Note 2).......................................     106,004
 Sub-management fee (Note 2).......................................      22,522
 12b-1 fees (Note 2)...............................................     580,272
 Trustees fees.....................................................      33,218
 Printing..........................................................      35,967
 Professional fees.................................................     102,227
 Transfer agent fees (Note 2)......................................     162,022
 Custody fees......................................................       4,561
 Shareholder communication.........................................      60,161
 Registration fees.................................................      70,452
 Miscellaneous.....................................................       5,168
 Agreement termination expense (Note 4)............................     650,000
                                                                    -----------
                                                                      3,252,202
                                                                    -----------
NET INVESTMENT INCOME..............................................     250,625
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
 Net realized gain from Portfolio..................................   3,680,164
 Net change in unrealized appreciation from Portfolio..............  64,706,869
                                                                    -----------
 Net realized and unrealized gain from Portfolio...................  68,387,033
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............... $68,637,658
                                                                    ===========

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR ENDED     YEAR ENDED
                                                    JULY 31, 1998  JULY 31, 1997
                                                    -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income............................ $    250,625   $    793,666
  Net realized gain from Portfolio.................    3,680,164        313,391
  Net change in unrealized appreciation from
   Portfolio.......................................   64,706,889     57,365,930
                                                    ------------   ------------
    Net Increase in Net Assets from Operations.....   68,637,658     58,472,987
                                                    ------------   ------------
DISTRIBUTIONS AND DIVIDENDS:
  Dividends to shareholders from net investment
   income..........................................     (136,383)      (734,467)
  Distributions to shareholders from net realized
   gain............................................     (361,622)      (665,632)
                                                    ------------   ------------
    Net Decrease in Net Assets from Distributions
     and Dividends.................................     (498,005)    (1,400,099)
                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares.....................  263,005,855     91,114,168
  Net asset value of shares issued in reinvestment
   of distributions and dividends..................      431,409      1,170,272
  Payments for shares redeemed.....................  (41,992,323)   (17,962,957)
                                                    ------------   ------------
    Net increase in Net Assets from Capital Share
     Transactions..................................  221,444,941     74,321,483
                                                    ------------   ------------
     Total increase in Net Assets..................  289,584,594    131,394,371
NET ASSETS:
  Beginning of year................................  212,309,592     80,915,221
                                                    ------------   ------------
  End of year (including undistributed net
   investment income of $247,716 and $133,474,
   respectively)................................... $501,894,186   $212,309,592
                                                    ============   ============
OTHER INFORMATION
SHARE TRANSACTIONS:
  Sold.............................................    9,417,927      4,298,608
  Issued in reinvestment of distributions and
   dividends.......................................       16,973         57,225
  Redeemed.........................................   (1,522,572)      (850,791)
                                                    ------------   ------------
  Net increase.....................................    7,912,328      3,505,042
                                                    ============   ============

--------------------------------------------------------------------------------


                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                     YEAR ENDED JULY 31,
                          -----------------------------------------------------------------
                            1998           1997          1996          1995          1994
                          --------       --------       -------       -------       -------
Net Asset Value,
 beginning of year......  $  25.43       $  16.70       $ 14.85       $ 12.13       $ 12.00
                          --------       --------       -------       -------       -------
Income from investment
 operations:
  Net investment
   income...............      0.01           0.11          0.16          0.17          0.17
  Net realized and
   unrealized gain on
   investments..........      5.48           8.85          1.93          2.83          0.18
                          --------       --------       -------       -------       -------
Total income from
 investment operations..      5.49           8.96          2.09          3.00          0.35
                          --------       --------       -------       -------       -------
Less distributions and
 dividends:
  Dividends to
   shareholders from net
   investment income....     (0.01)         (0.11)        (0.16)        (0.20)        (0.15)
  Distributions to
   shareholders from net
   realized gain........     (0.05)         (0.12)        (0.08)        (0.08)        (0.07)
                          --------       --------       -------       -------       -------
Total distributions.....     (0.06)         (0.23)        (0.24)        (0.28)        (0.22)
                          --------       --------       -------       -------       -------
Net asset value, end of
 year...................  $  30.86       $  25.43       $ 16.70       $ 14.85       $ 12.13
                          ========       ========       =======       =======       =======
Ratios/supplemental data
  Total return..........     21.58%         54.01%        14.11%        25.10%         2.90%
  Net assets, end of
   year
   (in 000's)...........  $501,894       $212,310       $80,915       $54,638       $31,369
  Ratio of expenses to
   average net assets...      1.17%(/1/)     0.98%(/2/)    0.98%(/2/)    0.90%(/3/)    0.75%(/3/)
  Ratio of net
   investment income to
   average net assets...      0.07%(/1/)     0.62%(/2/)    1.01%(/2/)    1.38%(/3/)    1.67%(/3/)

--------------------------------------------------------------------------------
(/1/) Reflects a non-recurring payment to the Fund's former administrator by the Fund of $650,000 in connection with the termination of the expense payment arrangements with the Fund's former administrator and other such expenses incurred by the Fund in connection with the termination of such arrangements. Had such non-recurring expenses not been included, expenses and net investment income to average net assets would have been 0.98% and 0.27%, respectively.
(/2/) Had the expense payment agreement not been in place the ratio of expenses and net investment income to average net assets for the years ended July 31, 1997 and 1996, would have been 0.84% and 0.76%, and 1.07% and 0.92%
      respectively.
(/3/) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the expense payment agreement. Had the Administrator and Adviser not waived their fees, the ratios of expenses and net investment income to average net assets for the years ended July 31, 1995, and 1994, would have been 1.15% and 1.13%, and 1.03% and 1.39%, respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1998
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. Domini Social Equity Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Fund in-vests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company hav-ing the same investment objectives as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 78.1% at July 31, 1998). The financial statements of the Port-folio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The preparation of financial statements in conformity with generally ac-cepted accounting principles requires management to make estimates and assump-tions that affect the reported amounts of assets and liabilities and disclo-sure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

  A. VALUATION OF INVESTMENTS. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income daily, net of Portfolio expenses, on its investments in the Portfolio. Divi-dends to shareholders are declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

  C. FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to dis-tribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for fed-eral income or excise tax is deemed necessary.

  D. OTHER. All net investment income and unrealized gains and losses of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

  A. MANAGER. The Index Portfolio has retained Domini Social Investments LLC ("DSIL" or the Manager) to serve as investment manager and administrator. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, the Manager re-ceives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Index Portfolio's average daily net assets, subject to a reduction to the extent necessary to keep the aggregate annual operating expenses of the Index Portfolio (excluding brokerage fees and commissions, in-terest, taxes, and other extraordinary expenses) at no greater than 0.20% of the average daily net assets of the Index Portfolio through October 22, 1998.

  B. SUBMANAGER. Mellon Equity provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. Mellon Equity does not

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JULY 31, 1998
-------------------------------------------------------------------------------
determine the composition of the Domini Social Index. Under the Submanagement Agreement, DSIL pays Mellon Equity an investment submanagement fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio.

  C. SPONSOR. Pursuant to a Sponsorship Agreement, DSIL provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund simi-lar to those provided by DSIL to the Index Portfolio under the Management Agreement, DSIL answers questions from the general public and the media re-garding the composition of the Domini Social Index and the securities holdings of the Index Portfolio. For these services and facilities, DSIL receives fees computed and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund, subject to reduction to the extent necessary to keep the aggregate annual operating expenses of the Fund (includ-ing the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes and other extraordinary expenses) at no greater than 0.98% of the average daily net assets of the Fund.

  D. DISTRIBUTION. The Trustees of the Fund have adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. Signature Broker-Dealer Services, Inc. (the Distributor) acts as agent of the Fund in connection with the offer-ing of shares of the Fund pursuant to a Distribution Agreement. The Distribu-tor acts as the principal underwriter of shares of the Fund and bears the com-pensation of personnel necessary to provide such services and all costs of travel, office expense (including rent and overhead) and equipment. Under the Distribution Plan, the Distributor may receive a fee from the Fund at an an-nual rate not to exceed 0.25% of the Fund's average daily net assets in antic-ipation of, or reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

  E. PRIOR ADVISORY AND MANAGEMENT AGREEMENTS. Prior to October 22, 1997, Kinder, Lydenberg, Domini & Co. ("KLD"), as the Index Portfolio's former in-vestment adviser, received from the Portfolio a fee accrued daily and paid monthly at annual rate equal to 0.025% of the Index Portfolio's average daily net assets. Additionally, prior to October 22, 1997, pursuant to a sponsorship agreement, KLD furnished administrative services for the Portfolio. KLD re-ceived from the Index Portfolio a fee accrued daily and paid monthly at an an-nual rate equal to 0.025% of the average daily net assets of the Index Portfo-lio. Prior to October 22, 1997, the Index Portfolio paid Mellon Equity an in-vestment management fee equal on an annual basis to 0.10% of the average daily net assets of the Portfolio. Prior to October 22, 1997, Signature, as the Fund's former Administrator, received a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Fund.

  F. OTHER. Certain officers of the Fund are also officers of the transfer agent, FSSI. Total fees paid to FSSI for the year ended July 31, 1998 were ap-proximately $156,000.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio aggregated $601,760,378 and $315,511,610, respectively.

4. AGREEMENT TERMINATION EXPENSE. On August 20, 1997, the Trustees of the Fund approved a plan to terminate the Fund's expense payment agreement with Signa-ture. In consideration of the early termination of that agreement the Fund agreed to pay a one time fee to Signature and other such expenses associated with the termination. On August 20, 1997, the Fund accrued this as a nonrecur-ring expense of $650,000.

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
JULY 31, 1998
-------------------------------------------------------------------------------

5. FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED) For federal income tax purposes, dividends paid during the year July 31, 1998 were characterized as follows:

      Ordinary income ................................................ $136,382
      Short-term capital gains........................................ $ 23,968
      Long-term capital gains (28%)................................... $ 80,239
      Long-term capital gains (20%)................................... $257,415

For corporate shareholders, 100% of dividends paid from net investment income were eligible for the corporate dividends received deduction.

LOGO
KPMG Peat Marwick LLP

                         Independent Auditors' Report

The Board of Trustees and Shareholders
Domini Social Equity Fund:

  We have audited the accompanying statement of assets and liabilities of Do-mini Social Equity Fund (the "Fund") as of July 31, 1998, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the ac-counting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Fund as of July 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted ac-counting principles.


                                          /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
September 15, 1998

LOGO
Domini
SOCIAL INVESTMENTS

P.O. BOX 959
NEW YORK, NY 10159-0959
800-782-4165
HTTP://WWW.DOMINI.COM

PORTFOLIO          CUSTODIAN:
INVESTMENT         Investors Bank &
MANAGER             Trust Company
AND FUND SPONSOR   Boston, MA
Domini Social
 Investments, LLC  INDEPENDENT AUDITORS:
11 West 25th       KPMG Peat Marwick LLP
 Street, 7th Floor Boston, MA
New York, NY 10010
                   LEGAL COUNSEL:
PORTFOLIO          Bingham Dana LLP
INVESTMENT         Boston, MA
SUBMANAGER:
Mellon Equity
 Associates
Pittsburgh, PA

DISTRIBUTOR:       TRANSFER AGENT:
Signature Broker-  FSSI
 Dealer Services,  New York, NY
 Inc.
21 Milk Street, 5th
 Floor
Boston, MA 02109
800-762-6814


  Printed on Recycled Paper
LOGO


                                 ANNUAL REPORT

                                 JULY 31, 1998

                             THOUSANDS OF STARFISH
                               HAD WASHED ASHORE.
                       A LITTLE GIRL BEGAN THROWING THEM
                       IN THE WATER SO THEY WOULDN'T DIE.
                     "DON'T BOTHER, DEAR" HER MOTHER SAID,
                           "IT WON'T REALLY MAKE ANY
                         DIFFERENCE." THE GIRL STOPPED
                           FOR A MOMENT AND LOOKED AT
                           THE STARFISH IN HER HAND.
                           "IT WILL MAKE A DIFFERENCE
                                 TO THIS ONE."



                             INVESTING FOR GOOD SM

                                          THE DOMINI SOCIAL EQUITY FUND